UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2026

VERADERMICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-43097	84-3304423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 James Street New Haven, CT	06513
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (228) 372-3376
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MANE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On April 27, 2026, the Company issued a press release announcing positive topline data from the Phase 2/3 clinical trial, Study ‘302’ evaluating VDPHL01 in males with mild-to-moderate pattern hair loss.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the presentation the Company presented on the conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and both are incorporated by reference herein. The information contained in Item 7.01 of this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.
Item 8.01 Other Events.
On April 27, 2026, the Company announced positive topline data from the Phase 2/3 clinical trial, Study ‘302’ evaluating VDPHL01 in males with mild-to-moderate pattern hair loss. Study ‘302’ is a multi-center, randomized, placebo-controlled study evaluating the clinical efficacy, safety, and tolerability in 519 enrolled patients who were randomized to receive either VDPHL01 8.5mg once daily (“QD”), VDPHL01 8.5mg twice daily (“BID”) or placebo. The trial met all primary and all key secondary endpoints with statistical significance, demonstrating a potentially differentiated clinical profile defined by rapid onset of activity, consistent response across patients, and robust increases in hair count while being generally well tolerated with no treatment-related serious adverse events (“SAEs”) and no adverse events of special interest (“AESIs”) of cardiac origin.
In the study, VDPHL01 achieved superior hair growth compared with placebo (p<0.0001) on the co‑primary endpoints of non-vellus Target Area Hair Count (“TAHC”) and patient reported outcome (“PRO”) benefit of ‘improved’ or ‘much improved’ on the Androgenetic Alopecia Impact Rating Scale (“AAIRS”) at Month 6. Patients achieved an average increase in non-vellus TAHC of 30.3 hairs/cm² (p<0.0001) and 33.0 hairs/cm² (p<0.0001) in QD and BID VDPHL01 treatment arms, respectively. Those receiving placebo only showed a 7.3 hairs/cm² increase from baseline at Month 6.
Following 6 months of treatment with VDPHL01, 79.3% of patients in the QD dose arm (p<0.0001) and 86.0% of patients in the BID dose arm (p<0.0001) reported improvement in hair coverage on the AAIRS versus 35.6% of placebo patients. Additionally, 48.4% of patients in the QD dose arm (p<0.0001) and 62.9% of patients in the BID dose arm (p<0.0001) achieved ‘improved’ or ‘much improved’ hair coverage on the AAIRS compared to only 13.4% of placebo patients.
In addition to meeting the co-primary endpoints, the study also met the key secondary endpoints. Investigator perception was measured with investigators grading 72.0% (QD; p<0.0001) and 84.4% (BID; p<0.0001) of male patients as having improved hair coverage at Month 6 (p<0.0001). Rapid onset of hair growth was also observed at the earliest measured time point measured in the trial, with statistically significant separation from placebo on TAHC and IGA as early as Month 2.
Treatment with VDPHL01 was generally well tolerated through Month 6 with overall treatment-emergent adverse event (“TEAE”) rates similar between VDPHL01 and placebo, and with an overall safety profile consistent with Phase 2. VDPHL01 demonstrated lower discontinuation rates than placebo, and the adverse event-related discontinuation rate was similar between active and placebo. No treatment-related SAEs and no AESIs of cardiac origin were observed in the study. The most common TEAEs occurring in greater than 5% of patients vs. placebo included peripheral edema (5.3% QD, 6.3% BID) and hypertrichosis (3.5% QD, 6.3% BID). These TEAEs resulted in approximately 1% discontinuation for both QD and BID dosing groups for peripheral edema and no discontinuations occurred related to hypertrichosis in either the QD or the BID dosing groups.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements, which involve risks, uncertainties and contingencies, many of which are beyond the control of Veradermics, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You are cautioned not to place undue reliance on these forward-looking statements, including statements regarding the perceived efficacy of VDPHL01; the clinical profile of VDPHL01, including safety profile; the perceived benefits of VDPHL01; the treatment landscape for PHL and the timing of reporting additional clinical results. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including: Veradermics’ limited operating history with no products approved for commercial sale; Veradermics’ incurrence of substantial losses since its inception, anticipation of incurring substantial and increasing losses for the foreseeable future and need for substantial additional financing to achieve its goals; Veradermics’ anticipation that its success will depend on the approval and successful commercialization of VDPHL01, which is its lead product candidate, and if Veradermics is unable to obtain regulatory approval for, and successfully commercialize, VDPHL01, or any other current or future product candidates, or experience significant delays in doing so, its business will be materially harmed; the risk that adverse events or undesirable side effects are caused by Veradermics’ product candidates; competition from other companies; and other risks and uncertainties identified in the “Risk Factors” section of Veradermics’ Annual Report on Form 10-K, for the period ended December 31, 2025, and subsequent filings with the U.S. Securities and Exchange Commission. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Veradermics’ control, these forward-looking statements should not be relied upon as guarantees of future events. Moreover, Veradermics operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Veradermics undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on April 27, 2026
99.2	Investor Presentation dated April 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman, M.D.
Name: Reid Waldman, M.D.

Title: Chief Executive Officer
Date: April 27, 2026